UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 1910 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report relating to the termination of Mr. Bretton W. Barrier’s employment agreement with C&J Energy Services, Inc. (the “Company” or “C&J”) is hereby incorporated by reference in this Item 1.02.

Item 2.02	Results of Operations and Financial Condition

On October 31, 2012, C&J issued a press release (the “Earnings Release”) announcing its financial and operating results for the third quarter of 2012. C&J is hereby furnishing the Earnings Release, which is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.

C&J is holding a conference call to discuss its third quarter 2012 financial and operating results beginning at 10:00 a.m. ET /9:00 a.m. CT on Thursday, November 1, 2012. Interested parties may listen to the conference call via a live webcast accessible on C&J’s website at http://www.cjenergy.com or by dialing 480-629-9771 and asking for the “C&J Energy Services Conference Call.” Please dial-in a few minutes prior to the scheduled call time. A replay of the conference call will be available on C&J’s website for 12 months following the call or by calling 303-590-3030 and using passcode 4568694 for one week following the call.

The Earnings Release contains, and on the call C&J’s management is expected to discuss, certain non-GAAP financial measures. C&J has provided information regarding its use of those non-GAAP financial measures, together with reconciliations of such measures to their most comparable GAAP measures, in the Earnings Release.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2012 (the “Effective Date”), the Board of Directors (the “Board”) of the Company accepted the resignation of C&J’s Chief Operating Officer, Mr. Bretton W. Barrier, effective as of October 31, 2012 (the “Resignation Date”), and approved other changes to the composition of the Company’s executive management. These changes, which are described below, primarily resulted from the ongoing review and implementation of the Company’s management development and succession planning program and are intended to continue to position the Company for its long-term success.

Randall C. McMullen, Jr. named as President, will continue to serve as Chief Financial Officer, Treasurer and a Director of the Company. Mr. Joshua E. Comstock will continue to serve as Chief Executive Officer and Chairman of the Board.

The Board appointed Mr. Randall C. McMullen, Jr. to the position of President of the Company effective as of the Effective Date. Mr. McMullen has served, and will continue to serve, as the Company’s Chief Financial Officer and Treasurer, as well as a member of the Board. Mr. McMullen replaces Mr. Joshua E. Comstock, who resigned as President as of the Effective Date. This promotion better aligns Mr. McMullen’s title with his current operational responsibilities. Mr. Comstock will continue to serve in his role as the Company’s Chief Executive Officer and Chairman of the Board.

Mr. McMullen has served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer and as a director since joining C&J in August 2005. Prior to joining the Company, Mr. McMullen held various positions with Credit Suisse First Boston, the GulfStar Group and Growth Capital Partners. Mr. McMullen graduated magna cum laude from Texas A&M University with a B.B.A. in Finance. During Mr. McMullen’s tenure with C&J, the Company has grown rapidly. Mr. McMullen’s financial and investment banking expertise have been invaluable to the Company, and he has also been extensively involved in the Company’s operations.

Mr. McMullen and Mr. Comstock will continue to serve pursuant to the terms of their current employment agreements with the Company, which will remain unchanged in relation to their changes in titles.

Chief Operating Officer, Mr. Bretton W. Barrier, resigns, with Mr. Donald J. Gawick, President of Casedhole, assuming the role of Chief Operating Officer.

Mr. Bretton W. Barrier resigned from his position as Chief Operating Officer of the Company effective as of the Resignation Date. Mr. Barrier’s resignation was not tendered in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Barrier has made significant contributions to the Company throughout his career and C&J would like to acknowledge its appreciation for his service.

The Board appointed Mr. Donald J. Gawick as the Company’s new Chief Operating Officer effective as of Mr. Barrier’s Resignation Date. Mr. Gawick has served as the President of Casedhole Holdings, Inc. (together with its operating subsidiary Casedhole Solutions, Inc., “Casedhole”), the Company’s wholly owned subsidiary, since the Company acquired Casedhole in June 2012, and previously served as Casedhole’s President and Chief Executive Officer from March 2010 through June 2012. Mr. Gawick will serve as Chief Operating Officer of the Company under the terms of his current employment agreement with Casedhole dated as of March 24, 2010 (as amended by that certain First Amendment to Executive Employment Agreement dated December 27, 2010, the “Executive Employment Agreement”), which provides for a term of five years subject to earlier termination by the parties, and at the discretion of the Board.

Mr. Gawick started his oilfield career in 1979 with Schlumberger Ltd (“Schlumberger”), over the course of which he has held numerous management positions with a focus on operations and marketing, included overseeing all of Schlumberger’s oilfield business segments. In addition, he has held senior leadership positions in oilfield services in sales, business and new technology development, service delivery and Health-Safety-Environmental management, with assignments throughout the United States, as well as in Canada, Europe, the Far East and Latin America. Mr. Gawick’s most recent assignments with Schlumberger were as Global Wireline Account Manager from October 2009 until March 2010, and as North America Wireline Marketing, New Technology and Cased Hole Business Development Manager from 2005 until 2009 (he was responsible for South America as well during 2005 and 2006). He moved to Casedhole as President and Chief Executive Officer in March 2010. Mr. Gawick graduated from the University of Manitoba in 1979 with a Bachelor’s degree in Electrical Engineering.

The Executive Employment Agreement provides that, in addition to his base salary, Mr. Gawick is eligible to receive annual cash bonus awards and equity-based compensation awards, in each case an amount determined by the Company’s Board of Directors and consistent with the Company’s executive compensation objectives and policies. Additionally, Mr. Gawick is entitled to participate in the Company’s employee benefit plans, including medical coverage for himself and his dependents and participation in the Company’s 401(k) Plan, and receive such other perquisites that the Company provides to its executive officers. Mr. Gawick is eligible to receive severance benefits in the event his employment is terminated by the Company without cause. Specifically, provided Mr. Gawick signs a release of all claims related to his employment with the Company within twenty-one days of such termination, he is entitled to receive (i) a severance payment in an amount equal to 50% of his then-current base salary, payable during the six month period immediately following termination and (ii) for the twelve month period immediately following his termination, the full COBRA premium for his continuation of all benefits permissible under the statute. The Executive Employment Agreement contains customary non-solicitation, noncompetition, confidentiality and assignment of inventions provisions. The foregoing description of the Executive Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Executive Employment Agreement, a copy of which is filed as Exhibits 10.1 (original agreement) and 10.2 (amendment) hereto and incorporated by reference herein.

In connection with Mr. Barrier’s resignation, the Company and Mr. Barrier entered into a Separation and Release Agreement dated as of the Effective Date (the “Separation Agreement”) whereby, among other things, the Amended and Restated Employment Agreement effective as of December 23, 2010 between the Company and Mr. Barrier was terminated effective as of the Effective Date, and was replaced and superseded in its entirety by the Separation Agreement. Pursuant to the terms and conditions of the Separation Agreement, Mr. Barrier will receive, within 30 days following the Resignation Date, a lump sum cash payment in an amount equal to (i) a pro rata portion of the Company’s annual cash bonus program for the 2012 calendar year; plus (ii) an amount equal to Mr. Barrier’s base salary for the period beginning on the day immediately following the Resignation Date and ending on March 31, 2013; plus (iii) an amount equal to five times the Company’s share of the monthly cost to provide medical benefits to Mr. Barrier and his eligible dependents as a subsidized COBRA coverage. Additionally, (a) the unvested portion of the options to acquire shares of common stock granted to Mr. Barrier pursuant to the C&J Energy Services, Inc. 2010 Stock Option Plan and that certain Nonqualified Stock Option Award Agreement dated December 23, 2010 between the Company and Mr. Barrier became fully vested and exercisable as of the Resignation Date and (b) all vested options held by Mr. Barrier as of the Resignation Date will remain outstanding and exercisable through June 30, 2013. The payments and benefits provided to Mr. Barrier pursuant to the Separation Agreement are in lieu of any other compensation whatsoever, and other than as expressly set forth in the Separation Agreement, no other severance or termination benefits will be paid to Mr. Barrier as a result of his resignation or the termination of his employment agreement.

The Separation Agreement also includes a customary release by Mr. Barrier of claims against the Company and its affiliates and a mutual commitment by the parties not to disparage each other. Additionally, Mr. Barrier is prohibited from at any time disclosing the Company’s confidential information and for a period of two years following the Resignation Date, he is prohibited from engaging in any competitive activity or soliciting any of the Company’s customers or employees.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Separation Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein. A copy of Mr. Barrier’s employment agreement with the company is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Mr. J. P. Winstead transitions to Vice President – Facilities and Infrastructure, with Mr. John L. Dunn promoted to Senior Vice President – Sales and Marketing.

In connection with the Company’s leadership changes, Mr. J. P. Winstead has transitioned to Vice President – Facilities and Infrastructure, from his prior position as Vice President – Sales and Marketing as of the Effective Date. This position, which better aligns Mr. Winstead’s title with his current role and responsibilities, is intended to support the Company’s growth and ensure efficient management of its operational and geographic expansion. In connection with Mr. Winstead’s transition, Mr. John L. Dunn has been promoted to Senior Vice President – Sales and Marketing of the Company. Mr. Dunn previously served as Casedhole’s Vice President – Sales and Marketing.

Item 7.01	Regulation FD Disclosure

As disclosed under Item 2.02 hereof, on October 31, 2012, the Company issued its Earnings Release announcing its financial and operating results for the third quarter of 2012. A copy of the Earnings Release is furnished as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement effective as of March 24, 2010 by and between Casedhole Holdings, Inc. and Donald J. Gawick

10.2	First Amendment to Executive Employment Agreement effective as of December 27, 2010 by and between Casedhole Holdings, Inc. and Donald J. Gawick

10.3	Separation and Release Agreement effective as of October 29, 2012 by and between C&J Energy Services, Inc. and Bretton W. Barrier

10.4	Amended and Restated Employment Agreement effective as of December 23, 2010 by and between C&J Energy Services, Inc. and Bretton W. Barrier (incorporated herein by reference to Exhibit 10.9 to Amendment No. 2 to the C&J Energy Services, Inc.’s Registration Statement on Form S-1/A, dated May 18, 2011 (Registration No. 333-173177))

99.1	Press Release dated October 31, 2012 announcing Third Quarter 2012 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Date: October 31, 2012	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement effective as of March 24, 2010 by and between Casedhole Holdings, Inc. and Donald J. Gawick

10.2	First Amendment to Executive Employment Agreement effective as of December 27, 2010 by and between Casedhole Holdings, Inc. and Donald J. Gawick

10.3	Separation and Release Agreement effective as of October 29, 2012 by and between C&J Energy Services, Inc. and Bretton W. Barrier

10.4	Amended and Restated Employment Agreement effective as of December 23, 2010 by and between C&J Energy Services, Inc. and Bretton W. Barrier (incorporated herein by reference to Exhibit 10.9 to Amendment No. 2 to the C&J Energy Services, Inc.’s Registration Statement on Form S-1/A, dated May 18, 2011 (Registration No. 333-173177))

99.1	Press Release dated October 31, 2012 announcing Third Quarter 2012 Results